UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


             Date of Report (Date of event reported) June 26, 2001


                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)



      101 West Spring St., PO Box 939, New Albany, Indiana        47150
     (Address of principal executive offices)                 (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224
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Item 5. Other Events

     The board of directors of Community Bank Shares of Indiana, Inc., at their May 22, 2001 board of directors meeting, appointed George M. Ballard, of Bardstown, Kentucky, as a member of the board of directors of the holding company, effective June 26, 2001. Mr. Ballard also serves as a member of the board of directors of Community Bank of Kentucky.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    June 26, 2001             BY:     /S/ James D. Rickard
     -------------------------------            ---------------------
                                                     James D. Rickard
                                                     President and CEO


     Dated    June 26, 2001             BY:     /S/ Paul A. Chrisco
     -------------------------------            ---------------------
                                                    Paul A. Chrisco
                                                    Chief Financial Officer
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